Exhibit 10.2

FIRST OMNIBUS AMENDMENT

THIS FIRST OMNIBUS AMENDMENT (this “Amendment”), dated as of June 29, 2007 is entered into by and among CALYON NEW YORK BRANCH (together with its successors and assigns, “Calyon New York”), as the administrative agent (the “Administrative Agent”), as a bank and as a managing agent, ATLANTIC ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “La Fayette”), JUPITER SECURITIZATION COMPANY, LLC, as an issuer (together with its successors and assigns, “Jupiter”), GRESHAM RECEIVABLES (NO. 6) LIMITED, as an issuer (“Gresham”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (together with its successors and assigns, “JPMorgan Chase”), LLOYDS TSB BANK PLC, as a bank and a managing agent (together with its successors and assigns, “Lloyds”), RESIDENTIAL FUNDING COMPANY LLC, formerly known as Residential Funding Corporation, as the collateral agent (together with its successors and assigns, the “Collateral Agent”), UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, as the servicer (together with its successors and assigns, the “Servicer”) and a seller (the “UAMC Seller”), UAMC CAPITAL, LLC, as the borrower, the buyer and the debtor (together with its successors and assigns, respectively, the “Borrower”, the “Buyer” and the “Debtor”), UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, as a seller (together with its successors and assigns, “UAMCC” and together with the UAMC Seller, collectively, the “Original Sellers”), EAGLE HOME MORTGAGE, LLC (together with its successors and assigns, “EHM”), as a seller and as subservicer, and EAGLE HOME MORTGAGE OF CALIFORNIA, INC., as a seller (together with its successors and assigns, “EHMC” and together with EHM and the Original Sellers, collectively, the “Sellers”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, the Original Sellers, and the Buyer, entered into that certain Master Repurchase Agreement, dated as of May 23, 2003, as amended by the Amended and Restated Addendum to the Master Repurchase Agreement dated as of September 25, 2006 (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent and the Servicer entered into that certain Amended and Restated Collateral Agency Agreement, dated as of September 25, 2006 (as the same may be amended, restated, supplemented or modified from time to time, the “Collateral Agency Agreement”);

WHEREAS, the Borrower, Atlantic, La Fayette, Gresham, Jupiter, Calyon New York, Lloyds, JPMorgan Chase and the Servicer have entered into that certain Amended and Restated Loan Agreement, dated as of September 25, 2006 (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement” and, collectively with the Repurchase Agreement and the Collateral Agency Agreement, the “Operative Documents”);

WHEREAS, the parties hereto desire to amend the Operative Documents as hereinafter set forth in order to add EHM and EHMC as Sellers and Originators;

NOW, THEREFORE, the parties agree as follows:

Section 1. Amendments to the Loan Agreement.

(a) The Loan Agreement is hereby amended by adding Eagle Home Mortgage, LLC (“Eagle”), a Delaware limited liability company, as a party in the capacity of subservicer (the “Subservicer”).

(b) Section 1.1 of the Loan Agreement is hereby amended by deleting from the definition of Collection Account the word “account” in the first line of such definition and replacing it with the word “accounts” and deleting the word “such account is” in the third line of such definition and replacing it with the word “such accounts are”.

(c) Section 1.1 of the Loan Agreement is hereby amended by deleting the words “September 24, 2007” from clause (a) of the definition of Drawdown Termination Date and replacing them with “June 27, 2008”.

(d) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of Originators in its entirety and replacing it with the following:

“Originators” means, together, Universal American Mortgage Company, LLC, a Florida limited liability company, Universal American Mortgage Company of California, a California corporation, Eagle Home Mortgage, LLC, a Delaware limited liability company, and Eagle Home Mortgage of California, Inc., a California corporation and their successors and assigns.

(e) Section 1.1 of the Loan Agreement is hereby amended by adding the following definition immediately after the definition of “Subprime Loan”:

“Subservicer” means Eagle Home Mortgage, LLC, a Delaware limited liability company, as subservicer under the Loan Agreement.

(f) Section 11.1 of the Loan Agreement is hereby amended by adding the following sentences at the end thereof:

To this effect and without limiting any of the foregoing, the Servicer hereby appoints Eagle Home Mortgage, LLC to act as Subservicer for the servicing, administration or collection of any of the Mortgage Assets, including, without limitation, with respect to the performance of the activities of the Servicer pursuant to Sections 3.3 and Article 11 of this Agreement. Eagle Home Mortgage, LLC hereby accepts such appointment and agrees to (i) undertake such responsibilities which the Servicer is required or permitted to undertake under the Transaction Documents if and to the extent requested by the Servicer and (ii) be liable to the Issuers, the Banks, the Administrative Agent and the Borrower in respect thereof to the extent that the Servicer would be liable under the Transaction Documents. Notwithstanding any such agreement or arrangement between the Servicer and Eagle Home Mortgage, LLC, the Servicer shall remain obligated and primarily liable to the Issuers, the Banks and the Borrower for the servicing, administration or collection of the Mortgage Assets in accordance with, and to the same extent as if it were performing such duties under, this Agreement and the Collateral Agency Agreement.

(g) Section 14.1 of the Loan Agreement is hereby amended by replacing all references to “Janice Munoz, Vice President & Treasurer” with “Alfred Farrell, Assistant Treasurer of Lennar Corporation” and by adding the following addresses to the section titled “Originators”:

Eagle Home Mortgage, LLC

10510 NE Northup Way, Suite 300

Kirkland, WA 98033

Attention: Robert Greaton

Telephone: (425) 822 6733

Facsimile: (425) 602 6060

Eagle Home Mortgage of California, Inc.

10510 NE Northup Way, Suite 300

Kirkland, WA 98033

Attention: Robert Greaton

Telephone: (425) 822 6733

Facsimile: (425) 602 6060

Section 2. Amendments to the Repurchase Agreement.

(a) The Repurchase Agreement is hereby amended by adding the following parties to the Repurchase Agreement:

Eagle Home Mortgage, LLC, a Delaware limited liability company, as a seller (a “Seller”);

Eagle Home Mortgage of California, Inc., a California corporation, as a seller (a “Seller”).

(b) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the words “September 24, 2007” from clause (a) of the definition of Facility Termination Date and replacing them with “June 27, 2008”.

(c) Section 1.01 of the Repurchase Agreement is hereby amended by deleting the words “the account” and replacing them with the words “one or more accounts”.

(d) Section 1.01 of the Repurchase Agreement is hereby amended by adding the following definition:

“Sellers” means, together, Universal American Mortgage Company, LLC, a Florida limited liability company, Universal American Mortgage Company of California, a California corporation, Eagle Home Mortgage, LLC, a Delaware limited liability company, and Eagle Home Mortgage of California, Inc., a California corporation and their successors and assigns.

(e) Section 9.02 of the Repurchase Agreement is hereby amended by adding the following addresses for notice:

Eagle Home Mortgage, LLC

10510 NE Northup Way, Suite 300

Kirkland, WA 98033

Attention: Robert Greaton

Telephone: (425) 822 6733

Facsimile: (425) 602 6060

Eagle Home Mortgage of California, Inc.

10510 NE Northup Way, Suite 300

Kirkland, WA 98033

Attention: Robert Greaton

Telephone: (425) 822 6733

Facsimile: (425) 602 6060

Section 3. Amendments to the Collateral Agency Agreement.

(a) The Collateral Agency Agreement is hereby amended by adding Eagle Home Mortgage, LLC, a Delaware limited liability company, as a party in the capacity of subservicer (the “Subservicer”).

(b) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the words “September 24, 2007” from clause (a) of the definition of Drawdown Termination Date and replacing them with “June 27, 2008”.

(c) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting from the definition of “Collection Account” the word “account” in the first line of such definition and replacing it with the word “accounts” and deleting the word “such account is” in the fourth line of such definition and replacing it with the word “such accounts are”.

(d) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition of “Originator” in its entirely and replacing it with the following:

“Originators” means, together, Universal American Mortgage Company, LLC, a Florida limited liability company, Universal American Mortgage Company of California, a California corporation, Eagle Home Mortgage, LLC, a Delaware limited liability company, and Eagle Home Mortgage of California, Inc., a Delaware corporation and their successors and assigns.

(e) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition immediately after the definition of “Subprime Loan”:

“Subservicer” means Eagle Home Mortgage, LLC, a Delaware limited liability company, as subservicer.

(f) Exhibits D-5 and D-11 of the Collateral Agency Agreement are hereby deleted and replaced with Annex A and Annex B, respectively, attached hereto.

(g) The Collateral Agency Agreement is hereby amended by adding the following section at the end of Article VI:

6.16. Subservicer. Under the Loan Agreement, the Servicer has appointed Eagle Home Mortgage, LLC to act as Subservicer for the servicing, administration or collection of any of the Mortgage Assets, including, without limitation, with respect to the performance of the activities of the Servicer pursuant to Section 3.4 of this Agreement. Eagle Home Mortgage, LLC, as Subservicer, agrees to (i) undertake such responsibilities which the Servicer is required or permitted to undertake under the Transaction Documents if and to the extent requested by the Servicer and (ii) be liable to the Borrower and the Collateral Agent in respect thereof to the extent that the Servicer would be liable therefor under the Transaction Documents. Notwithstanding any such agreement or arrangement between the Servicer and Eagle Home Mortgage, LLC, the Servicer shall remain obligated and primarily liable to the Borrower and the Collateral Agent for the servicing, administration or collection of the Mortgage Assets in accordance with, and to the same extent as if it were performing such duties under, this Agreement and the Loan Agreement.

Section 4. Operative Documents in Full Force and Effect as Amended

Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 5. Miscellaneous

(a) Universal American Mortgage Company, LLC, Universal American Mortgage Company of California, Eagle Home Mortgage, LLC and Eagle Home Mortgage of California, Inc., hereby agree and acknowledge that the each such entity is jointly and severally liable as Sellers and as Originators under the terms of the Transactions Documents as defined in the Loan Agreement.

(b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

(c) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

(e) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT, BANK AND MANAGING AGENT
AGREED:	CALYON NEW YORK BRANCH

	By:	Richard McBride
Name:
	Title:	Director

	By:	Kostantina Kourmpetis
Name:
	Title:	Managing Director
ISSUER
AGREED:	ATLANTIC ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	Richard McBride
Name:
	Title:	Director

	By:	Kostantina Kourmpetis
Name:
	Title:	Managing Director
ISSUER
AGREED:	LA FAYETTE ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	Richard McBride
Name:
	Title:	Director

	By:	Kostantina Kourmpetis
Name:
	Title:	Managing Director

(Signature Page One to First Omnibus Amendment)

SERVICER AND SELLER
AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC

	By:	Robert S. Greaton
Name:
	Title:	Vice President
SELLER
AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA

	By:	Robert S. Greaton
Name:
	Title:	Vice President
SELLER AND SUBSERVICER
AGREED:	EAGLE HOME MORTGAGE, LLC

	By:	Robert S. Greaton
Name:
	Title:	Senior Vice President
SELLER
AGREED:	EAGLE HOME MORTGAGE OF CALIFORNIA, INC.

	By:	Robert S. Greaton
Name:
	Title:	Vice President
BORROWER, BUYER AND DEBTOR
AGREED:
UAMC CAPITAL, LLC

	By:	Robert S. Greaton
Name:
	Title:	Vice President

(Signature Page Two to First Omnibus Amendment)

ISSUER
AGREED:	JUPITER SECURITIZATION COMPANY, LLC

By: JPMorgan Chase Bank, N.A. as its Attorney-in-Fact

	By:	John K. Svolos
Name:
	Title:	Executive Director
MANAGING AGENT AND BANK
AGREED:	JPMORGAN CHASE BANK, N.A.

	By:	John K. Svolos
Name:
	Title:	Executive Director

(Signature Page Three to First Omnibus Amendment)

ISSUER
AGREED:	GRESHAM RECEIVABLES (NO. 6) LIMITED

	By:	S. M. Hollywood
Name:
	Title:	Director
MANAGING AGENT AND BANK
AGREED:	LLOYDS TSB BANK PLC

	By:	Edward Leng
Name:
	Title:	Director

(Signature Page Four to First Omnibus Amendment)

COLLATERAL AGENT
AGREED:	RESIDENTIAL FUNDING COMPANY LLC

	By:	Susan H. Snyder
Name:
	Title:	Director

(Signature Page Five to First Omnibus Amendment)

Annex A

EXHIBIT D-5

FORM OF TRANSFER REQUEST

                         ,

To:	RESIDENTIAL FUNDING CORPORATION

Attention:

Re:	Amended and Restated Loan Agreement entered into as September 25, 2006 among UAMC CAPITAL, LLC (the “Borrower”), the Issuers parties thereto, the Banks parties thereto, the Managing Agents parties thereto, Calyon New York Branch, in its capacity as administrative agent for the “Lenders” (as defined therein) (in such capacity, the “Administrative Agent”), and UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the “Loan Agreement”) and (ii) Amended and Restated Collateral Agency Agreement dated as of September 25, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”) among the Borrower, the Administrative Agent, and RESIDENTIAL FUNDING CORPORATION, in its capacity as the collateral agent (the “Collateral Agent”). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement or Collateral Agency Agreement, as applicable.

Please transfer to                                          each of the Principal Mortgage Documents for the Mortgage Loans described in Schedule I, attached hereto and made a part hereof for all purposes.

To the extent that any transfer made pursuant to these instructions may, by inadvertence or otherwise, cause the Collateral Value of Eligible Mortgage Collateral to be less than the Principal Debt then the undersigned shall, immediately and without notice, correct said Collateral Deficiency either by transferring to the Collateral Agent, for the benefit of the holders of the Obligations, Eligible

Mortgage Collateral with a Collateral Value equal to or greater than the amount of such Collateral Deficiency, or by making a mandatory payment on the Obligations, to the Administrative Agent for deposit in the Collection Account, in the amount of the deficiency.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

In witness hereof, the Borrower has caused this Transfer Request to be executed and delivered on the first date above written.

UAMC CAPITAL, LLC

By:
Name:
Title:

The Servicer hereby represents and warrants that the Collateral Value of all Eligible Mortgage Collateral, after giving effect to the foregoing transfer, will equal or exceed the total Principal Debt of the Borrower.

UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC

By:
Name:
Title:

Annex B

EXHIBIT D-11

FORM OF COLLECTION ACCOUNT RELEASE NOTICE

[Date:                          ,         ]

To:	CALYON NEW YORK BRANCH

Calyon Building

1301 Avenue of the Americas

New York, New York 10019

Attention: Trifene Thomas

Re:	(i) Amended and Restated Loan Agreement entered into as of September 25, 2006 among UAMC CAPITAL, LLC (the “Borrower”), the Issuers parties thereto, the Banks parties thereto, the Managing Agents parties thereto, CALYON NEW YORK BRANCH, in its capacity as administrative agent for the “Lenders” (as defined therein) (in such capacity, the “Administrative Agent”), and UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, in its capacity as servicer thereunder (as the same may be increased, reduced, supplemented, amended, restated, renewed, extended or otherwise modified from time to time, the “Loan Agreement”) and (ii) Amended and Restated Collateral Agency Agreement dated as of September 25, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”) among the Borrower, the Administrative Agent, and RESIDENTIAL FUNDING CORPORATION, in its capacity as the collateral agent (the “Collateral Agent”). Capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement or Collateral Agency Agreement, as applicable.

The Borrower represents and warrants to the Administrative Agent and the Collateral Agent, in each case, for the benefit of the holders of the Obligations that as of the date hereof (i) there is $                     in the Collection Account; (ii) the Collateral Value of all Eligible Mortgage Loans is $                    ; and (iii) the amount of Principal Debt is $                    . The Borrower further represents and warrants that, after withdrawing the requested amount of $                    , the Collateral Value of all Eligible Mortgage Collateral will continue to equal or exceed the Principal Debt.

The Servicer hereby represents and warrants that it agrees with the calculations of the Borrower and the conclusion that the withdrawal of the requested amount is permissible.

Capitalized terms used in this Collection Account Release Notice and not otherwise defined herein have the meanings given thereto in the Loan Agreement.

THIS COLLECTION ACCOUNT RELEASE NOTICE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

In witness whereof, the Borrower and the Servicer have caused this Collection Account Release Notice to be executed and delivered on the first date above written.

UAMC CAPITAL, LLC

By:
Name:
Title:

AGREED AND ACCEPTED BY:

SERVICER:

UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC

By:
Name:
Title